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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported):  April 24, 2001


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                 (State or Other Jurisdiction of Incorporation)


        1-11535                                                  41-1804964
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


              2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
              (Address of Principal Executive Offices)  (Zip Code)


                                (817) 352-6454
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.

        The Company announced its first quarter 2001 earnings in a April 24, 2001, press release, which press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

        Attached as Exhibit 12.1 is a statement regarding computation of ratio of earnings to fixed charges (as of March 31, 2001).

Item 7.       Financial Statements and Exhibits.

        (c)   Exhibits

              See Exhibit Index included herewith.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BURLINGTON NORTHERN SANTA FE
                                    CORPORATION
                                        (Registrant)



Date:  April 26, 2001               By:  /s/ Dennis R. Johnson
                                         ------------------------------
                                         (Signature)
                                         Dennis R. Johnson
                                         Vice President and Controller
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description of Exhibit
-------     ----------------------

12.1        Computation of ratio of earnings to fixed charges (as of March 31,
            2001)

99.1        Burlington Northern Santa Fe Corporation press release dated
            April 24, 2001.